Fees Summary	Feb. 06, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	40,039.17
Total Transaction Valuation	289,928,822.75
Total Offset Amount	0.00
Net Fee	$ 40,039.17